MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.

Supplement dated July 27, 2004
to the Prospectus dated July 26, 2004

        The following information supplements the information contained in the sections of the Prospectus entitled “Key Facts – Merrill Lynch Value Opportunities Fund At a Glance” and “Details About the Fund – How the Fund Invests” for the period from July 26, 2004 through and including September 14, 2004:

        For the period from July 26, 2004 to September 14, 2004, the Fund will, under normal circumstances, invest at least 80% of its assets in securities of small companies, as defined in the Prospectus.

        Effective September 15, 2004, the Fund will eliminate the non-fundamental investment restriction set forth above and will no longer be required to invest at least 80% of its assets in securities of small companies.

Code # 10055-0703STK